SIGNIFICANT ACCOUNTING POLICIES (Schedule of Changes in Allowance for Doubtful Accounts) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Accounting Policies [Abstract]
Balance at the beginning of the year	$ 2,751	$ 1,557	$ 2,064
Doubtful debt expenses during the year	141	1,453	299
Customers write-offs/collection during the year, net	(790)	(204)	(957)
Exchange rate	17	(55)	151
Balance at the end of the year	$ 2,119	$ 2,751	$ 1,557